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                        RELATED LINKS

                        o  Proxy Statement (PDF)

                        o  Prospectus (PDF)

                        o  Online Proxy Voting

                        o  Annual Report (PDF)

                        o  Semiannual Report (PDF)


AIM High Yield Fund II
Questions & Answers

General Questions & Answers
Proposal to Reorganize AIM High Yield Fund II with AIM High Yield Fund [LINKS]


GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

[LINKS]

o    How do I vote?

o    How does the board recommend that I vote?

o    Why should I vote?

o    Has AIM contracted for the services of a proxy solicitor?

o    Will my vote be confidential using the online proxy voting system?

o    How do I sign the proxy card?

o    What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

You may vote your shares at https://www.proxycard.com/aim2003 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

You may indicate your vote on the proxy card and return it in the postage paid envelope provided in the shareholder mailing.

You may call in your vote to Georgeson Shareholder Communications, Inc. at
1.866.274.2445 for the 24-hour automated system. You will need the 12-digit control number from your proxy card. You may call 1.866.701.5380 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

If you do attend the meeting, you may vote your shares in person. Please notify AIM Investment Securities Funds at 1.800.952.3502 if you plan to attend the meeting.

                                                             Return to questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposal on the proxy card.

                                                             Return to questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the June 4, 2003, shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum or proxies may have to be resent to shareholders.

                                                             Return to questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications, Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                             Return to questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

Secure Sockets Layer (SSL) - A security measure that encrypts all information that travels between proxycard.com's Web server and the shareholder's computer. Control Number - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the appropriate proxy card for his or her fund(s).
Firewall - To protect the confidentiality of your account records, proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

                                                             Return to questions

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their name appears in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign exactly as their names appear in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                                                             Return to questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 p.m. CT on June 4, 2003.

                                                             Return to questions


                                                                   Return to Top

 PROPOSAL TO REORGANIZE AIM HIGH YIELD FUND II WITH AIM HIGH YIELD FUND [LINKS]


o    What am I being asked to vote on?

o    Why is this reorganization being proposed?

o    Where can I find more information concerning this proposed reorganization?

o    Will there be any tax consequences as a result of this reorganization?

o    How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the combination of AIM High Yield Fund II with AIM High Yield Fund, which will be accomplished by transferring all of the assets of AIM High Yield Fund II to AIM High Yield Fund and issuing shares of AIM High Yield Fund to AIM High Yield Fund II shareholders.

                                                             Return to questions

WHY IS THIS REORGANIZATION BEING PROPOSED?

The fund's board and AIM believe that combining the two funds will benefit shareholders of AIM High Yield Fund II, because:

AIM High Yield Fund is significantly larger than AIM High Yield Fund II. It has recently provided a better return to shareholders and has a lower management fee and lower total operating expenses than AIM High Yield Fund II.
The two funds have the same investment objective - both funds seek to achieve a high level of income. Both funds achieve their investment objective by investing at least 80% of their net assets in non-investment grade debt securities [i.e. junk bonds]. After the reorganization, the value of each shareholder's account will remain the same as before the reorganization. No initial sales charge will be imposed in connection with the reorganization.
(Access our Daily Prices & Performance section to review fund performance information.)

                                                             Return to questions

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REORGANIZATION?

Further details can be found in the section of the proxy statement titled "Additional Information about the Agreement". (PDF)

                                                             Return to questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

The reorganization has been structured as a tax-free transaction for Federal income tax purposes.

                                                             Return to questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                             Return to questions


                                                                   Return to Top

                        A I M FUND SERVICES, INC. 4/2003

      --Copyright-- 2001 A I M Management Group Inc. All Rights Reserved.

Proxy Information



Shareholders of certain AIM funds have been mailed a proxy statement asking for approval of an Agreement and Plan of Reorganization for the combination of the following funds: AIM High Yield Fund II with AIM High Yield Fund; AIM Global Income Fund with AIM Income Fund; AIM Strategic Income Fund with AIM Income Fund.

The proxy statement for each AIM fund contains disclosure information about the proposal for which votes are being solicited.

To read answers to common questions regarding proxy voting, the proposal for your fund, and to access your fund's proxy statement, prospectus, or annual report, select your fund(s):

AIM High Yield Fund II
AIM Global Income Fund
AIM Strategic Income Fund

--------------------------------------------------------------------------------

WAYS TO VOTE.

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

BY INTERNET   [GRAPHIC]
  You may vote your shares at https://www.proxycard.com/aim2003 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com.

Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the web site.

BY MAIL   [GRAPHIC]
  Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.

BY TELEPHONE   [GRAPHIC]
 Call toll-free number 1.866.274.2445.

Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

In Person Attend the meeting and vote your shares in person.

--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.454.0327 any business day between 7:30 a.m. and 5:30 p.m. CT.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Georgeson Shareholder Communications, Inc., may contact you to remind you to exercise your right to vote.


                           A I M Fund Services 4/2003

       [COPYRIGHT] 2003 A I M Management Group Inc.  All Rights Reserved

PROXYCARD.COM

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy-- over the internet. To vote your shares, follow these four easy steps:

1.   Review the proxy statement you received in the mail.

2.   Enter the control number printed on your proxy card below.

3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.

4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually. Enter a control number below (printed on your proxy card):
___________[SUBMIT button]

PROXYCARD.COM

              [link]Proxy Statement (Adobe Acrobat Reader Required)
                    -----------------------------------------------


                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                   -------------------------------------------

                             AIM HIGH YIELD FUND II


                 (A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO
                              BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                       ("VOTE AS BOARD RECOMMENDS" BUTTON)

1. To approve an Agreement and Plan of Reorganization that provides for the combination of AIM High Yield Fund II and AIM High Yield Fund, each a portfolio of AIM Investment Securities Funds.

[ ] For
[ ] Against
[ ] Abstain

                              (SUBMIT VOTE BUTTON)

THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.

                 PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)


                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                   -------------------------------------------


                             AIM HIGH YIELD FUND II


                 (A PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO
                              BE HELD JUNE 4, 2003

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on June 4, 2003, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL


1. To approve an Agreement and Plan of Reorganization that provides for the combination of AIM High Yield Fund II and AIM High Yield Fund, each a portfolio of AIM Investment Securities Funds.

[X] For
[ ] Against
[ ] Abstain

                              Is this vote correct?

          ("YES THIS VOTE IS CORRECT" BUTTON) ("CHANGE MY VOTE" BUTTON)

[ ] Check this box and enter your e-mail address if you want to be e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button.


E-mail: (TEXT BOX)

                        EXAMPLE: "FOR" VOTE CONFIRMATION

To: proxycardvoter@yahoo.com
Subject: Confirmation of Proxy Vote
Date: 04/05/2003
Subject: CONFIRMATION OF PROXY VOTE
===============================
Below is a record of your proxy vote for control number 9999999999. Please refer to your proxy card for specific item descriptions.

1. For

If you have any questions about this confirmation, contact
proxycard@georgesonshareholder.com.
----------------------------------

PROXYCARD.COM

Your vote has been submitted.

If you would like to vote another proxy, enter a control number below:

          [Submit button]
----------

HYPERLINK ALERT
You are leaving the AIM Investments Web Site.

As a convenience to our users, the AIM Investments web site contains links to other web sites that are created and maintained by other organizations.

AIM Investments does not control, cannot guarantee, and is not responsible for the accuracy, timeliness, or even the continued availability or existence of the information contained on the web site you are about to enter.

Access is provided for the convenience of online shareholder voting for the AIM Investments only and should not be construed as an offer, solicitation, recommendation, endorsement or approval by AIM Investments of any other products or services described in such other web sites.

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[COPYRIGHT] 2003 A I M Management Group Inc. All Rights Reserved.